UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)       Lantronix, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on November 4, 2025.

(b)       At the Annual Meeting, the Company’s stockholders (a) elected six nominees, James Auker, Saleel Awsare, Sailesh Chittipeddi, Narbeh Derhacobian, Kevin Palatnik and Hoshi Printer, to the Board of Directors (the “Board”) of the Company to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier resignation or removal (“Election of Directors”), (b) ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2026 (“Auditor Ratification”), (c) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 24, 2025 (“"Advisory Compensation Vote”), and (d) approved, on a non-binding advisory basis, “1 Year” as the frequency of future advisory votes on the compensation paid to our named executive officers.

In view of the voting results and consistent with the recommendation of the Board as disclosed in the Company’s proxy statement, the Board determined, following the Annual Meeting, that the Company will continue to hold future advisory votes on executive compensation every year until the next required vote on the frequency of such votes.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
James Auker	14,491,307	6,595,599	34,459	7,049,805
Saleel Awsare	20,845,909	283,773	36,683	7,049,805
Sailesh Chittipeddi	20,043,722	1,041,677	35,966	7,049,805
Narbeh Derhacobian	19,756,694	1,328,987	35,684	7,049,805
Kevin Palatnik	19,923,972	1,162,242	35,151	7,049,805
Hoshi Printer	20,376,508	710,333	34,524	7,049,805

Auditor Ratification

For	Against	Abstain
28,012,267	114,577	44,326

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
19,700,633	1,269,494	151,328	7,049,805

Recommend Frequency of Non-Binding Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstain
19,248,160	67,682	1,689,658	115,865

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Brent Stringham
Brent Stringham Chief Financial Officer

Date: November 6, 2025

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